POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 3rd day of February, 1998.





                                                     /s/ Neil A. Armstrong
                                                     Neil A. Armstrong

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 29th day of January, 1998.





                                                     /s/ James K. Baker
                                                     James K. Baker

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 23rd day of January, 1998.





                                                     /s/ Michael G. Browning
                                                     Michael G. Browning

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 3rd day of February, 1998.





                                                     /s/ Phillip R. Cox
                                                     Phillip R. Cox

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 26th day of January, 1998.





                                                     /s/ Kenneth M. Duberstein
                                                     Kenneth M. Duberstein

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of The Union Light, Heat and Power Company, the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 27th day of January, 1998.





                                                     /s/ Cheryl M. Foley
                                                     Cheryl M. Foley

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of The Cincinnati Gas & Electric Company and The Union Light, Heat and Power Company, the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 23rd day of January, 1998.





                                                     /s/ William J. Grealis
                                                     William J. Grealis

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 26th day of January, 1998.





                                                     /s/ John A. Hillenbrand II
                                                     John A. Hillenbrand II

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 26th day of January, 1998.





                                                     /s/ George C. Juilfs
                                                     George C. Juilfs

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of The Union Light, Heat and Power Company, the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 28th day of January, 1998.





                                                     /s/ J. Wayne Leonard
                                                     J. Wayne Leonard

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of PSI Energy, Inc., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 26th day of January, 1998.





                                                     /s/ John M. Mutz
                                                     John M. Mutz

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 23rd day of January, 1998.





                                                     /s/ Melvin Perelman
                                                     Melvin Perelman

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 23rd day of January, 1998.





                                                     /s/ Thomas E. Petry
                                                     Thomas E. Petry

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp., The Cincinnati Gas & Electric Company, The Union Light, Heat and Power Company, and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 28th day of January, 1998.





                                                     /s/ Jackson H. Randolph
                                                     Jackson H. Randolph

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 27th day of January, 1998.





                                                     /s/ John J. Schiff, Jr.
                                                     John J. Schiff, Jr.

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 28th day of January, 1998.





                                                     /s/ Philip R. Sharp
                                                     Philip R. Sharp

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 23rd day of January, 1998.





                                                     /s/ Van P. Smith
                                                     Van P. Smith

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 26th day of January, 1998.





                                                     /s/ Dudley S. Taft
                                                     Dudley S. Taft

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of The Union Light, Heat and Power Company, the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 26th day of January, 1998.





                                                     /s/ Larry E. Thomas
                                                     Larry E. Thomas

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1997, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The   undersigned   does  hereby  ratify  and  confirm  all  that  said
attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 3rd day of February, 1998.





                                                     /s/ Oliver W. Waddell
                                                     Oliver W. Waddell